UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

RED ROBIN GOURMET BURGERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10000 E. Geddes Avenue, Suite 500 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The Company held its annual stockholders meeting on May 18, 2023. Of the 15,986,604 shares of common stock issued and outstanding as of the record date, 12,983,372 shares of common stock (approximately 81.21%) were present or represented by proxy at the annual meeting. The Company's stockholders elected all of the directors nominated by the Company's board of directors; approved, on an advisory basis, the compensation of the Company's named executive officers; approved, on an advisory basis, the frequency of one year for advisory votes on the compensation of the Company’s named executive officers; approved an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan; and ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2023 fiscal year. The vote results for the matters submitted to stockholders are as follows:

1. Election of directors:

Name	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
Anthony S. Ackil	9,781,836	40,220	11,416	3,149,900	99.59%
Thomas G. Conforti	9,788,620	33,437	11,415	3,149,900	99.66%
Cambria W. Dunaway	9,313,499	508,597	11,376	3,149,900	94.82%
G.J. Hart	9,789,457	31,211	12,804	3,149,900	99.68%
Steven K. Lumpkin	9,411,400	410,381	11,691	3,149,900	95.82%
David A. Pace	8,974,786	847,045	11,641	3,149,900	91.38%
Allison Page	9,755,749	66,447	11,276	3,149,900	99.32%
Anddria Varnado	9,744,743	77,453	11,276	3,149,900	99.21%

2. Approval, on an advisory basis, of the compensation of the Company's named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
9,314,965	231,159	287,348	3,149,900	97.58%

3. Approval, on an advisory basis, of the frequency of holding an advisory vote on the compensation of the Company’s named executive officers:

EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST (FOR ONE YEAR)
9,119,755	9,585	410,241	293,891	3,149,900	95.60%

Based on the results of the vote, and consistent with the board of director’s recommendation, the board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

4. Approval of an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
9,790,244	32,496	10,732	3,149,900	99.67%

5. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company’s 2023 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
12,933,519	47,314	2,539	0	99.64%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2023

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Sarah A. Mussetter
Name:	Sarah A. Mussetter
Title:	Chief Legal Officer